Stifel Financial Investor Presentation

March 2011

STIFEL FINANCIAL

Forward-Looking Statements

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, "SF" or the "Company"). These statements can be identified by the use of the words "may," "will," "should," "could," "would," "plan," "potential," "estimate," "project," "believe," "intend," "anticipate," "expect," and similar expressions. In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry.

You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws.

Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company's annual and quarterly reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission and include, among other things, changes in general economic and business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes.

I. Stifel Financial Overview

Stifel Financial Overview

STIFEL FINANCIAL

Key Points of Differentiation

- **Proven ability to build Global Wealth Management Business**
  - Grown from 86 branches and 621 Financial Advisors in 2004 to 285 branches and 1,935 Financial Advisors in 2010.
  - Proven Integrator of Acquisitions
- **Middle-market focus**
  - Research driven, industry specialist approach
  - Commitment to small/ mid-cap companies
- **Independent advisor**
  - Primarily a client-facing agency business
  - No proprietary trading desks
- **Broad product portfolio**
  - Equities, Fixed Income, M&A Advisory
  - Commitment to private equity and venture investors
- **Proven growth, stability and scale**
  - $1.3 billion in equity capital(1)
  - $1.4 billion in annual revenues(2)

Firm at a Glance

Global Wealth Management (GWM)	Institutional Group (IG)
▪ Private Client ▪ Stifel Bank & Trust Assets $1.8BN[1] ▪ Customer Financing ▪ Asset Management	▪ Equity & Convertible Capital Raising ▪ Debt ▪ M&A Advisory ▪ Institutional Brokerage

- $2.5 billion market capitalization(3)
- One of the largest U.S. equity research platforms with over 1,000 stocks under coverage
- Over 1,900 Financial Advisors with $111 billion in combined client assets – national presence
- Broad industry expertise
- 40% Insider ownership aligns employees' interests with shareholders (4)

(1) As of 12/31/10. (2) 2010 total revenues. (3) As of 2/25/11.
(4) Insider ownership percentage includes all fully diluted shares, units outstanding, options outstanding, as well as shares owned by Stifel's former Chairman as of 11/16/2010.

Stifel Financial Overview

A Growth Story…

Net Revenues ($MM)


CAGR: 33%
$264
$452
$763
2004
2005
2006
2010

Core Net Income ($MM)


CAGR: 33%
$23
$21
$67
$73
$76
$125
2004
2005
2006
2007
2009

Total Equity ($MM)


CAGR: 46%
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$131
$155
$220
$425
$593
$873
$1,254
2004
2005
2006
2007
2008
2009
2010

Total Client Assets ($BN)


CAGR: 33%
$27
$35
$59
$52
$91
$111
2004
2005
2006
2007
2009
2010

Financial Advisors (1)


CAGR: 21%
2,500
2,000
1,500
1,000
500
0
621
644
735
1,163
1,315
1,935
2004
2005
2006
2007
2009
2010

Book Value Per Share


CAGR: 26%
$9.02
$10.21
$12.35
$18.36
$22.68
$36.62
2004
2005
2006
2007
2009
2010

(1) Includes Independent Contractors. CAGR reflects years 2004 to 2010.

15 Years of Growth

1995 – 2010 Net Revenue ($MM)


2010 Represents 15 Consecutive Years of Record Net Revenue
CAGR since 1995: 20%
CAGR since 2005: 39%
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$87
$110
$123
$127
$141
$178
$177
$188
$217
$247
$264
$452
$763
$870
$1,091
$1,382
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Stifel Financial Overview

STIFEL FINANCIAL

Stifel's Strong Stock Performance

Assumes $100 Invested on December 31, 2005



Stifel Financial Corp.(growth of 147.6% & 19.9% CAGR*)
S&P 500 Index(growth of 11.9% & 2.3% CAGR*)
AMEX Securities Broker/Dealer Index(growth of -38.1% & -9.1% CAGR*)
$300
$250
$200
$150
$100
$50
$0
Dollars
2005
2006
2007
2008
2009
2010

*Compound Annual Growth Rate.

Stifel Financial Overview

STIFEL FINANCIAL

Cumulative Price Appreciation As of February 25, 2011

Since 12/31/10	
Oppenheimer	23.62%
Stifel Financial Corp.	16.23%
Raymond James Financial	15.72%
Piper Jaffray	15.71%
JMP Group	12.45%
SWS Group	11.49%
Lazard	10.31%
Morgan Stanley	9.78%
S&P 500 Index	4.95%
Evercore Partners	2.88%
Legg Mason	-0.41%
Goldman Sachs Group	-1.81%
Sanders Morris Harris	-3.03%
FBR Capital Markets	-5.24%
KBW	-6.70%
Cowen Group	-8.10%
Jefferies Group	-8.79%
Greenhill & Co.	-10.74%

Since 12/31/06	
Stifel Financial Corp.	175.72%
Raymond James Financial	24.84%
Greenhill & Co.	-1.21%
Oppenheimer	-2.99%
Evercore Partners	-5.07%
S&P 500 Index	-7.91%
Lazard	-7.98%
Jefferies Group	-9.43%
KBW	-11.36%
Goldman Sachs Group	-17.17%
Piper Jaffray	-37.82%
Sanders Morris Harris	-44.95%
Legg Mason	-62.00%
Morgan Stanley	-63.32%
SWS Group	-76.34%
Cowen Group	-79.62%
JMP Group	NM
FBR Capital Markets	NM

Since 12/31/01	
Stifel Financial Corp.	1,273.52%
Raymond James Financial	139.70%
Jefferies Group	129.64%
Goldman Sachs Group	78.03%
Sanders Morris Harris	37.84%
Oppenheimer	14.49%
S&P 500 Index	13.76%
Legg Mason	8.40%
Morgan Stanley	-46.60%
SWS Group	-66.82%
Evercore Partners	NM
Greenhill & Co.	NM
KBW	NM
Lazard	NM
JMP Group	NM
Piper Jaffray	NM
FBR Capital Markets	NM
Cowen Group	NM

Cumulative stock price appreciation assumes closing price on 2/25/11.

Consolidation and Industry Retrenchments Drive our Growth

Strategy

- Continue to build client facing agency-only businesses in financial services
- Expand private client footprint in the U.S.
- Expand institutional equity business both domestically and internationally
- Grow investment banking
- Focus on asset generation within banking operations
- Enhance and accelerate Stifel Bank and Trust strategy
- Approach acquisition opportunities with discipline

Stifel's Track Record in Integrating Transactions: Low Risk Opportunity

Thomas Weisel Partners – Experts in Growth

- Builds the premier middle-market investment bank with the scale and diversification to become a top-tier player
- Complementary fit with minimal overlap in research and investment banking
- Fast tracks growth in investment banking through expanded industry, product and geographic coverage
- Creates one of the largest U.S. equity research platforms
- Closed on July 1, 2010

UBS
(56 branches from UBS Financial Services)

- Successfully integrated UBS' private client group
- Revenue production in-line with expectations
- Achieving synergy objectives
- Last closing October 16, 2009

Butler Wick

- Successfully integrated Butler Wick's private client group and investment banking platforms
- Achieved cost savings objectives
- Closed December 2008

FirstService Bank – Relationship Banking

- Successfully integrated First Service Financial Company and FirstService Bank
- Became a bank holding company and financial holding company
- Closed April 2, 2007

Ryan Beck & Co.

- Successfully integrated Ryan Beck's private client group and investment banking platforms
- Achieved cost savings objectives
- Closed February 28, 2007

Legg Mason

- Successfully integrated Legg's sales and trading, research and investment banking platforms
- Majority of Legg Mason Investment Banking Managing Directors remain with Stifel today
- Achieved cost savings objectives
- Closed December 1, 2005

II. Global Wealth Management

Global Wealth Management

Provides Securities Brokerage Services and Stifel Bank Products

Overview

- Grown from 600+ financial advisors in 2004 to over 1,900[1] financial advisors currently
- Retail investors are generally mid- to long-term buyers
- Goal of providing price stability and support to the institutional order book
- Strategy of recruiting experienced advisors with established client relationships
- Expanding U.S. footprint

Net Revenues ($MM)



$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
CAGR: 29%
$187
$197
$231
$441
$471
$596
$843
2004
2005
2006
2007
2008
2009
2010

Operating Contribution ($MM)



$210
$180
$150
$120
$90
$60
$30
$0
CAGR: 26%
$50
$96
$104
$194
2004
2005
2006
2007
2008
2009
2010

(1) Includes Independent Contractors.

STIFEL FINANCIAL

Global Wealth Management

Opportunity Through Growth

GWM Broker Growth [1]


621
735
1,315

GWM Branch Growth


92
111
196
272

GWM Account Growth


172,751
213,973
375,165

GWM Assets Under Management Growth ($MM)


91,342

Yearly data is as of December 31. (1) Includes Independent Contractors.

Global Wealth Management – Stifel Bank & Trust

STIFEL FINANCIAL

Low Risk Asset Growth

- Assets of $1.8 billion, an increase of 55% from $1.1 billion as of December 31, 2009.
- Investment portfolio of $1.0 billion, an increase of 75% from $578.4 million as of December 31, 2009.
- Total loan portfolio of $485.2 million, an increase of 21% from $401.0 million as of December 31, 2009.
- Deposits of $1.6 billion, an increase of 55% from $1.0 billion as of December 31, 2009.

Strategy & Opportunity

- Maintain solid asset quality:
  - Non-performing loans to gross loans of 0.38%
  - Non-performing assets to total assets of 0.18%
  - $0.2 million LTM net recoveries
- Offer banking products (securities based loans and mortgage loans) within the GWM client base, including establishing trust services
- Maintain high levels of liquidity to capitalize on opportunities

Interest Earning Assets

($ in thousands)	As of 12/31/10	As of 9/30/10	As of 12/31/09	Percent of total 12/31/10	Percent of total 9/30/10	Percent of total 12/31/09
Agency investments	$ 722,193	$ 645,316	$ 434,031	48.2%	49.5%	44.3%
Consumer	266,244	245,239	226,648	17.8%	18.8%	23.1%
Non-agency investments	290,521	184,811	144,457	19.4%	14.2%	14.7%
Mortgage	166,860	191,716	143,443	11.1%	14.7%	14.6%
Commercial	53,836	37,004	30,993	3.6%	2.9%	3.1%
Total Interest Earnings Assets	**$ 1,499,654**	**$ 1,304,086**	**$ 979,572**	**100%**	**100%**	**100%**

STIFEL FINANCIAL

III. Institutional Group

Institutional Group

Overview

- Provides securities brokerage, trading, research, underwriting and corporate advisory services
- SF has opportunistically expanded its talent pool
  - Victor Nesi, Co-Head of Institutional Group (June 2009)
  - William Heinzerling, Head of Fixed Income Capital Markets (May 2009)
  - Hired an 11-person sales & trading team from Bear Stearns, eight senior healthcare investment banking professionals, a four-person convertible securities team from Banc of America, and strategic hires from Wachovia, JPMorgan, Barclays and other top firms
- TWPG acquisition is highly complementary

Net Revenues ($MM)(1)


CAGR: 13%
$295
$275
$455
$559
$239
$56
$214
$61
$251
$204
$256
$303
$197
$390
$174
$494
$84
$542
TWPG
SF

Equity Capital Markets ($MM)(1)


$278
$257
$239
$39
$214
$43
$251
$150
$256
$197
$174
$84
$341
TWPG
SF
(2)

Fixed Income ($MM)


$17
$54
$65
$175
(2)

2010 represents twelve months for Stifel and the first six months ($84 million) for TWPG. (1) Includes TWPG historical investment banking and brokerage revenues.
(2) For 2010, Equity Capital Markets revenues includes $4.8 million of other revenue, and Fixed Income includes $3.6 million of other revenue.

Institutional Group – Research

One of the Largest U.S. Equity Research Platforms

U.S. Equity Research Coverage (1)

		Companies Under Coverage	
Rank	**Firm**	**Overall**	**Small Cap (2)**
1	JPMorgan	1,101	191
2	**Stifel Nicolaus**	**1,052**	**342**
3	Bank of America Merrill Lynch	972	146
4	Citi	898	120
5	Goldman Sachs	884	78
6	Deutsche Bank	877	143
7	Barclays Capital	869	115
8	Credit Suisse	827	117
9	RBC Capital Markets	826	188
10	**Raymond James**	**794**	**249**
11	UBS	781	81
12	Morgan Stanley	778	88
13	**Jefferies & Co.**	**757**	**210**
14	Wells Fargo Securities	713	132
15	Morningstar	670	79
16	**Robert W. Baird & Co.**	**597**	**178**
17	BMO Capital Markets	546	122
18	Sidoti & Company	527	326
19	**Piper Jaffray**	**494**	**199**
20	**Oppenheimer & Co.**	**491**	**131**
21	Macquarie Group	482	101
22	**FBR Capital Markets**	**450**	**131**
23	**Keefe, Bruyette & Woods**	**439**	**194**
24	**Keybanc Capital Markets**	**433**	**139**
25	Argus Research Company	412	N/A

(1) Source: Starmine and Thomson Reuters rankings as of 1/31/11. Does not include Closed End Funds.
(2) Small Cap includes market caps less than $1 billion; Mid Cap includes market caps less than $5 billion.
Note: Bold font indicates middle-market firms. Research coverage distribution as of 2/11/11.

Significant Coverage Across All Market Caps (2)



Small Cap, 34%
Large Cap, 30%
Mid Cap, 36%

Breadth Of Coverage Across Industry Sectors



Aerospace, Defense & Gov't Svcs. 3%
Transportation 4%
Consumer & Retail 12%
Diversified Industrials 3%
Education 1%
Energy & Power 13%
Financial Institutions 18%
Healthcare 9%
Internet, Media & Telecom 6%
Metals & Mining 4%
Real Estate 7%
Technology 20%

Institutional Group – Research

STIFEL FINANCIAL

Research Accolades

WSJ "Best On The Street" Survey

Rank	Firm	# of Awards
1	**Stifel Nicolaus**	**14**
2	Credit Suisse	8
3	Deutsche Bank	7
3	JPMorgan	7
3	UBS	7
6	Bank of America Merrill Lynch	6
6	**Raymond James**	**6**
6	Wells Fargo Securities	6
9	Barclays Capital	5
9	Citi	5
9	**Keefe Bruyette & Woods**	**5**
9	**KeyBanc Capital Markets**	**5**
9	**Oppenheimer & Co Inc**	**5**
15	BMO Capital Markets	4
15	**CL King & Associates Inc**	**4**
15	**Cowen & Co LLC**	**4**
15	Goldman Sachs	4
15	**Jefferies & Company**	**4**
15	**JMP Securities LLC**	**4**
15	Morgan Stanley	4
15	**William Blair & Co LLC**	**4**

- #1 ranked research group of investment banks by awards in 2010 Wall Street Journal poll with 14 analysts
  - Only firm ranked in the Top 12 each year for the last 7 years in the WSJ Best on the Street Survey
- #2 U.S. Ranking for 2009 FT/StarMine World's Top Analysts
- #1 ranked equity research group for earnings estimate accuracy in StarMine's 2008 and 2007 domestic rankings
- #1 ranked equity research group for stock picking in StarMine's 2008 domestic rankings
- First firm to be ranked #1 by Starmine for both earnings accuracy and stock picking
- #12 research team among Institutional Investor Magazine's 2010 All-America Research Team ranking of the nation's best sell-side equity analysts

StarMine Broker Rankings

Rank	Firm	# of Awards
1	Goldman Sachs	23
2	**Stifel Nicolaus**	**17**
2	Bank of America Merrill Lynch	15
4	Citi	13
4	Credit Suisse	13
4	**Robert W Baird & Co**	**13**
7	Barclays Capital	12
7	RBC Capital Markets	12
7	UBS	12
10	**Raymond James**	**11**

Source: WSJ 2010 "Best on the Street" survey (includes Stifel and TWP); StarMine Monitor.
Note: Bold font indicates middle-market firms.

Institutional Group – Equity Sales and Trading

Powerful Institutional Equity Sales and Trading Platform



Distribution Network: Over 250 Professionals Globally

- Relationships with over 4,000 institutional accounts globally
- Active daily market maker in over 3,150 stocks
- Traded over 12.7 billion shares in 2010 and average 50 million shares daily
- Agency model – no proprietary trading or prime brokerage
- Complete coverage of North America and Europe for North American listed equities
- Major liquidity provider to largest equity money management complexes
- Multi-execution venues: high-touch, algorithms, program trading and direct market access
- Dedicated convertible sales, trading and research desk

STIFEL FINANCIAL

Institutional Group – Equity Sales and Trading

Powerful Institutional Equity Sales and Trading Platform (continued)

Institutional Equity Sales

- 130 person sales force, commission based
- Experts in small and mid cap growth and value
- Team based sales model with 2-4 coverage sales people per account
- Team leaders have an average of 15 years experience
- Offices in all major institutional markets in North America & Europe
- Accounts range from large mutual funds to small industry focused investors
- Managed over 800 non-deal roadshow days in 2009
- Extensive experience with traditional and overnight corporate finance transactions

Equity Trading

- 40 coverage traders located in Baltimore, New York, Boston, Dallas, San Francisco, Cleveland, London, and Canada
- 20 position traders covering each major industry
- Agent model – no proprietary trading or prime brokerage
- Profitable model with advantages of scale

U.S. Trading Volume: Middle-market Banks [1]

Rank	Firm	Shares (in millions)
1	Jefferies & Company	22,807
2	**Stifel Nicolaus**	**11,050**
3	Cowen & Co LLC	8,162
4	Cantor Fitzgerald & Co.	7,078
5	Oppenheimer & Co Inc.	6,754
6	Raymond James	5,426
7	Piper Jaffray & Co.	4,825
8	FBR Capital Markets	4,695
9	Robert W Baird & Co.	4,679
10	Keefe Bruyette & Woods	3,793
11	Hapoalim Securities	3,089
12	William Blair & Co LLC	2,544
13	Sterne Agee & Leach	2,464
14	SJ Levinson & Sons	2,199
15	Lazard Capital Markets	1,710
16	Leerink Swann	1,525
17	KeyBanc Capital Markets	1,521
18	Dahlman Rose	1,459
19	JMP Securities LLC	1,402
20	Jesup & Lamont Securities	1,335
21	GFI Group	1,231
22	Morgan Keegan & Co.	1,136
23	Wedbush Morgan	1,127
24	Banco Itau	1,110
25	Pacific Crest Securities	1,078

(1) 2010 U.S. Trading Volume per Bloomberg. Ranking reflects rank among middle-market investment banks.

Institutional Group – Fixed Income

STIFEL FINANCIAL

Strong Fixed Income Capital Markets Capabilities

Overview

- Comprehensive platform
  - Approximately 50 traders averaging 14 years of experience
  - Annual client trade volume approaching $200 billion
- *Institutional Investor All-Star* nominated team
- Widespread distribution
  - 113 fixed income sales professionals covering over 3,300 accounts
  - 30 institutional fixed income offices nationwide

Platform & Products

- Focus on long-only money managers and income funds versus hedge funds
- Consistency of execution
- Identification of relative value through security selection

- Agency/Gov't Securities
- Money Markets
- Mortgages
- Asset-Backed Securities
- Investment Grade Credit
- High Yield Credit
- Aircraft Finance & Credit Solutions
- Whole Loans
- Municipals
- Emerging Markets
- Structured Products
- Stifel Capital Advisors

Client Distribution



Other, 7%
Credit union, 5%
Government, 6%
Insurance, 7%
Broker/Dealer, 13%
Money Manager, 34%
Bank/Thrift, 28%

Net Revenues ($MM)



$300
$200
$100
$0
$17
$18
$54
$65
$175
$249
$201
2004
2005
2006
2007
2008
2009
2010

Institutional Group – Public Finance

STIFEL FINANCIAL

2010: An Excellent Year in Public Finance Underwritings

Negotiated Underwritings



Number of Deals
450
300
150
0
90
42
74
34
238
131
382
182
2007
2008
2009
2010
Senior
Co-Managed



Par Amount
Billions
$30.0
$20.0
$10.0
$0.0
$1.4
$3.6
$1.1
$5.3
$3.1
$18.5
$5.0
$29.2
2007
2008
2009
2010
Senior
Co-Managed

2010 Managed Underwriting Negotiated Rankings[1]

($ in millions) Rank	Book Runner	# of Issues	$ Par Amount
1	Citi	374	$49,497.0
2	Bank of America Merrill Lynch	483	$48,543.0
3	J P Morgan	304	$39,736.7
4	Morgan Stanley	282	$34,587.3
5	Goldman Sachs	158	$24,143.9
6	Barclays Capital	195	$24,094.9
7	RBC Capital Markets	632	$18,806.3
8	Siebert Brandford Shank & Co	76	$9,273.5
9	Wells Fargo & Co	223	$9,105.7
10	Morgan Keegan & Co Inc	328	$8,760.3
11	Piper Jaffray & Co	472	$6,441.1
12	Loop Capital Markets	52	$5,018.0
13	Stifel Nicolaus Weisel	333	$4,649.9
14	Jefferies & Company	70	$4,045.5
15	George K Baum & Company	311	$4,031.7
16	Stone & Youngberg	195	$3,981.3
17	De La Rosa & Co	94	$3,785.4
18	Robert W Baird & Co Inc	461	$3,514.4
19	PNC Financial Services Group	174	$3,035.0
20	UBS	4	$2,782.9
21	D A Davidson & Co	460	$2,779.2
22	M R Beal & Co	25	$2,690.4
23	Raymond James & Associates	83	$2,332.3
24	Ramirez & Co Inc	27	$2,230.6
25	Ziegler Capital Markets	61	$1,833.8

(1) Source: Thomson Reuters 2010 Municipal Rankings.

Institutional Group – Investment Banking

STIFEL FINANCIAL

- Full-Service, Industry-Focused Middle-Market Investment Bank
- Over 250 Investment Banking Professionals
- Operates under the Stifel Nicolaus Weisel name

Investment Banking Product Areas

Capital Markets

- Equity & Convertible
  - Initial public offerings
  - Follow-on offerings
  - At-the-market offerings
  - PIPEs, registered directs, confidentially marketed offerings
  - Convertible securities
  - Special situations block trading and buybacks
  - Stock distributions for fund LPs
  - U.S. & Canadian listings
- Fixed Income
  - High yield debt
  - Investment grade debt
  - Preferred securities
  - Corporate banking
  - Structured finance
  - Asset-backed securities

M&A Advisory

- Sale & acquisition advisory
- Recapitalizations
- Restructurings
- Corporate divestitures
- Buyouts/take privates
- Fairness opinions & valuations

Private Placements

- Common stock
- Preferred stock
- Preferred securities
- Term loans
- Secured debt
- Unsecured debt
- Convertible securities
- Sub debt
- High yield debt

2010 Investment Banking Revenues by Product



Advisory 43%
Equity Capital Raising 46%
Fixed Income Capital Raising 11%

Institutional Group – Investment Banking

STIFEL FINANCIAL

Accomplished U.S. Equity Underwriting Franchise – All Equity Transactions

All Managed Equity Deals Since 2005

($ in billions)		# of	$
Rank	**Firm**	**Deals**	**Volume**
1	Bank of America Merrill Lynch	1,164	$737.1
2	JPMorgan	1,089	$652.4
3	UBS	868	$496.0
4	Citi	858	$526.1
5	Wells Fargo Securities	819	$418.2
6	Morgan Stanley	795	$539.6
7	Barclays Capital	725	$431.4
8	Credit Suisse	708	$476.6
9	Goldman Sachs	653	$479.1
10	Deutsche Bank	639	$383.9
11	RBC Capital Markets	610	$251.4
12	Stifel Nicolaus Weisel	590	$147.9
13	**Oppenheimer & Co Inc**	**429**	**$79.2**
14	**Raymond James**	**410**	**$144.3**
15	**Piper Jaffray & Co**	**380**	**$97.5**
16	**Jefferies & Company**	**357**	**$75.9**
17	**Keefe Bruyette & Woods**	**262**	**$120.0**
18	**Robert W Baird & Co**	**240**	**$65.7**
19	**BMO Capital Markets**	**235**	**$79.3**
20	**KeyBanc Capital Markets**	**224**	**$72.4**
21	**Cowen & Co LLC**	**215**	**$57.6**
22	**William Blair & Co LLC**	**214**	**$40.8**
23	**JMP Securities LLC**	**197**	**$41.4**
24	**Morgan Keegan & Co**	**186**	**$67.7**
25	**Lazard Capital Markets**	**182**	**$44.8**

Bookrun Equity Deals Since 2005

($ in billions)		# of	%	$
Rank	**Firm**	**Deals**	**Bookrun**	**Volume**
1	Bank of America Merrill Lynch	851	76%	$179.2
2	JPMorgan	740	68%	$158.1
3	Morgan Stanley	629	79%	$144.2
4	Citi	609	71%	$122.6
5	UBS	524	60%	$73.0
6	Goldman Sachs	518	79%	$149.1
7	Barclays Capital	496	68%	$83.0
8	Credit Suisse	451	64%	$70.5
9	Deutsche Bank	351	55%	$47.0
10	Wells Fargo Securities	336	41%	$42.8
11	**Jefferies & Company**	**155**	**49%**	**$10.8**
12	RBC Capital Markets	143	23%	$15.0
13	Stifel Nicolaus Weisel	109	18%	$6.8
14	**Piper Jaffray & Co**	**103**	**27%**	**$5.2**
15	**Keefe Bruyette & Woods**	**93**	**35%**	**$7.7**
16	**Oppenheimer & Co Inc**	**92**	**21%**	**$4.1**
17	**Raymond James**	**85**	**21%**	**$6.5**
18	**Sandler O'Neill & Partners**	**70**	**49%**	**$6.3**
19	**Roth Capital Partners**	**62**	**58%**	**$2.1**
20	**FBR Capital Markets**	**58**	**34%**	**$5.4**
21	**Cowen & Co LLC**	**47**	**22%**	**$2.1**
22	**Robert W Baird & Co**	**45**	**19%**	**$2.9**
23	**Lazard Capital Markets**	**45**	**25%**	**$2.4**
24	**Canaccord Genuity Corp**	**43**	**25%**	**$3.0**
25	**BMO Capital Markets**	**40**	**17%**	**$4.1**

Source: Dealogic. Rank eligible SEC registered IPOs and Follow-On offerings since 2005. Includes demutualizations. As of 2/28/11.
Note: $ Volume represents full credit to underwriter for All Managed Equity Deals and apportioned credit to bookrunner for Bookrun Equity Deals.
Note: Stifel results based on pro forma figures for both Stifel and TWP.
Note: Bold font indicates middle-market firms.

Institutional Group – Investment Banking

STIFEL FINANCIAL

Strong Momentum and Track Record as Bookrunner



Deal Value ($M)
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
No. Deals
Deal Value
70
60
50
40
30
20
10
0
No. Deals
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011 YTD

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011 YTD	Filed/Mandated Pipeline
% of Deals Bookrun	17%	23%	19%	24%	17%	26%	16%	20%	28%	35%	49%

$114,712,500 Dice Holdings, Inc. Confidentially Marketed Follow-on Offering Joint Bookrunning Manager *February 2011*	$114,080,000 PennantPark Investment Corporation Follow-on Offering Joint Bookrunning Manager *February 2011*	$17,108,570 Atlantic Coast Financial Initial Public Offering Second Step Conversion Financial Advisor and Sole Manager *February 2011*	$52,355,944 SI Financial Group, Inc. Initial Public Offering Second Step Conversion Financial Advisor and Sole Manager *January 2011*	$70,279,702 BCD Initial Public Offering Joint Bookrunning Manager *January 2011*	$44,850,000 Corcept Confidentially Marketed Follow-on Offering Joint Bookrunning Manager *January 2011*	$50,000,000 EXCEL TRUST Convertible Preferred Stock Lead Bookrunning Manager *January 2011*	$90,214,727 ABRAXAS Follow-on Offering Joint Bookrunning Manager *January 2011*	$32,584,750 Alliance Bancorp, Inc. of Pennsylvania Initial Public Offering Second Step Conversion Financial Advisor and Sole Bookrunning Manager *January 2011*
$265,000,000 BONANZA CREEK Private Placement Sole Placement Agent *December 2010*	$19,452,200 Home Federal Bancorp Inc Initial Public Offering Second Step Conversion Financial Advisor and Sole Bookrunning Manager *December 2010*	$22,500,000 Aastrom Biosciences Inc Confidentially Marketed Follow-on Offering Sole Bookrunning Manager *December 2010*	$62,600,000 OBAGI MEDICAL Follow-on Offering Sole Bookrunning Manager *November 2010*	WHALESHARK MEDIA Private Placement Sole Placement Agent *December 2010*	FIFTH STREET At-the-Market Offering Sole Agent *December 2010*	$40,448,584 SPS commerce Follow-on Offering Sole Bookrunning Manager *December 2010*	$200,000,000 IXIA Convertible Senior Notes Joint Bookrunning Manager *December 2010*	$148,350,000 Dice Holdings, Inc. Follow-on Offering Joint Bookrunning Manager *December 2010*

Note: Includes all U.S. and Canadian bookrun IPOs and underwritten equity and equity-linked offerings since 2002. 2011 results based on current YTD as of February 17, 2011.

Leadership in the Venture Capital Community

Selected Venture Capital-Backed IPOs

$70,279,702 BCD Initial Public Offering Joint Bookrunning Manager *January 2011*	$173,995,000 Demand Media Initial Public Offering Co-Manager *January 2011*	$57,745,972 Zogenix Initial Public Offering Co-Manager *November 2010*	$81,600,000 Inphi Initial Public Offering Co-Manager *November 2010*
$97,520,000 AMYRIS Initial Public Offering Co-Manager *September 2010*	$65,550,000 sciQuest Initial Public Offering Sole Bookrunning Manager *September 2010*	$62,257,585 mediamind Initial Public Offering Co-Manager *August 2010*	$155,740,000 INTRALINKS Initial Public Offering Co-Manager *August 2010*
$72,450,000 ENVESTNET Initial Public Offering Co-Manager *July 2010*	$128,800,000 QlikView Initial Public Offering Co-Manager *July 2010*	$230,000,000 realD Initial Public Offering Co-Manager *July 2010*	$88,800,000 hiSoft Initial Public Offering Co-Manager *June 2010*
$85,000,000 fabrinet Initial Public Offering Co-Manager *June 2010*	$53,123,733 convio Initial Public Offering JointBookrunning Manager *April 2010*	$56,534,376 SPS commerce Initial Public Offering Sole Bookrunning Manager *April 2010*	$103,749,996 MAXLINEAR Initial Public Offering Co-Manager *March 2010*

All Managed Venture Capital-Backed IPOs Since 2005

($ in billions)

Rank	Firm	# of Deals	$ Volume
1	**Stifel Nicolaus Weisel**	**85**	**$11.3**
2	Morgan Stanley	69	$10.6
3	JPMorgan	67	$11.3
4	**Piper Jaffray & Co**	**62**	**$7.9**
5	Bank of America Merrill Lynch	59	$11.5
6	**Cowen & Co LLC**	**56**	**$5.2**
7	**Jefferies & Company**	**45**	**$5.6**
8	Deutsche Bank	44	$5.7
9	**Oppenheimer & Co Inc**	**43**	**$4.2**
10	Credit Suisse	37	$4.8
11	Goldman Sachs	35	$5.6
12	Barclays Capital	32	$3.6
12	**William Blair & Co LLC**	**32**	**$3.5**
14	UBS	30	$5.2
14	Citi	30	$4.7
14	Wells Fargo Securities	30	$4.7
14	RBC Capital Markets	30	$3.2
14	**JMP Securities LLC**	**30**	**$2.8**
19	**Needham & Company, LLC**	**29**	**$2.5**
20	**Lazard Capital Markets**	**21**	**$1.9**
21	**Pacific Crest Securities LLC**	**20**	**$2.3**
22	**Leerink Swann LLC**	**18**	**$1.4**
23	**Pacific Growth Equities LLC**	**16**	**$0.9**
24	**Raymond James**	**14**	**$3.4**
25	**Panmure Gordon/ThinkEquity**	**13**	**$1.7**

Source: Venture backed IPOs rankings based on Dealogic and Thomson One data as of 1/31/11.
Note: Bold font indicates middle-market firms.

Institutional Group – Investment Banking

Stifel Financial

Strategic M&A Capabilities Driven by Deep Sector Knowledge

M&A Industry Group Focus

Industry Groups	Sectors	# Transactions	Value ($ millions)
Aerospace, Defense & Gov't Services	Aerospace & Defense, Specialty Defense & Homeland Security, Government Services	46	$3,105.1
Cleantech	Renewables, Energy Efficiency & Smart Grid, Energy Storage, Advanced Transportation & Fuels	3	$130.0
Consumer & Retail	Food & Beverage, Gaming & Entertainment, Hardlines Retail, Softlines Retail, Products & Lifestyles, Restaurants	65	$3,811.5
Diversified Industrials	Building Products & Construction Materials, Capital Equipment, Engineering & Construction, Heavy Machinery, Infrastructure, Instruments & Controls, Waste & Environmental Services	38	$1,143.7
Education	Education & e-Learning	21	$856.4
Energy & Natural Resources	Oil Exploration & Production, Oilfield Services, Utilities, MLPs, and Royalty Trusts	35	$6,803.3
Financial Institutions	Asset Management, BDCs, Depository Institutions, Mortgage REITs, Specialty Finance	171	$9,926.0
Healthcare	Biotech, Devices, Diagnostics & Tools, Information Technology, Services	71	$13,662.9
Internet, Media & Communications	Media & Entertainment, Internet Services, Telecom Services	89	$17,935.4
Metals & Mining	Precious & Base Metals, Basic Materials, Coal	21	$2,642.6
Real Estate	Health Care REITs, Industrial REITs, Retail REITs, Lodging REITs, Multi-Family REITs, Office REITs	30	$16,010.8
Technology	Business Services, Electronics & Supply Chain, Equipment & Storage, IT Services, Semiconductors, Software	180	$83,101.7
Transportation & Logistics	Airlines, Logistics, Railroads, Trucking, Airfreight & Barge	15	$1,567.6
Total		**785**	**$160,696.9**

Transaction Role

Buyside	21%
Sell-side	47%
Strategic Advisor [(1)]	32%

Differentiated Approach

- Dedicated senior M&A expertise
- Independent from common Wall Street conflicts
- Deep industry and cross-border expertise
- Qualified to execute complex, public-to-public as well as private M&A

As of 2/15/11. Represents period since 2000.

(1) Strategic Advisor role includes Fairness Opinions, Merger of Equals, Recapitalizations and other Strategic Investments.

Stifel Financial

IV. Fourth Quarter and Full-Year 2010 Financial Results

"We are very pleased to report our 15th consecutive year of record net revenues and equally pleased with the success of our merger with Thomas Weisel Partners (TWPG). Our record quarterly revenues and record quarterly investment banking revenues demonstrate the power of the franchise and underscore the success of the merger with TWPG. There are clear signs of the retail investor re-engaging, as well as increased activity in the capital markets, both of which contributed to our results. Looking forward, we are well positioned to continue to gain market share, which is accomplished through the addition of talented, entrepreneurial people who share our vision to build the premier middle-market investment banking firm," commented Ronald J. Kruszewski, Chairman, President and Chief Executive Officer of Stifel Financial.

Stifel Financial Corp. Results

Three months ended December 31, 2010

($ in thousands, except per share amounts)	Three Months Ended December 31, 2010						
	GAAP	Merger-Related Charges [1]	Non-GAAP	Quarter Ended 12/31/09 (GAAP)	% Change[2]	Quarter Ended 9/30/10 (Non-GAAP)	% Change[2]
Net revenues	$ 401,599	$ 1,188	$ 402,787	$ 319,467	26.1%	$ 341,327	18.0%
Compensation and benefits	237,117	242	237,359	201,263	17.9%	212,760	11.6%
Non-comp operating expenses	97,665	(8,616)	89,049	76,890	15.8%	78,513	13.4%
Total non-interest expenses	334,782	(8,374)	326,408	278,153	17.3%	291,273	12.1%
Income before income taxes	66,817	9,562	76,379	41,314	84.9%	50,054	52.6%
Provision for income taxes	25,423	3,638	29,061	16,646	74.6%	20,415	42.4%
Net income	$ 41,394	$ 5,924	$ 47,318	$ 24,668	91.8%	$ 29,639	59.6%
Earnings per share:							
Basic	$ 1.21		$ 1.38	$ 0.82	68.3%	$ 0.87	58.6%
Diluted	$ 0.97		$ 1.11	$ 0.71	56.3%	$ 0.72	54.2%
Ratios to net revenues:							
Compensation and benefits	59.0%		58.9%	63.0%		62.3%	
Non-comp operating expenses	24.4%		22.1%	24.1%		23.0%	
Income before income taxes	16.6%		19.0%	12.9%		14.7%	

[1] Merger-related charges consist primarily of: amortization of backlog intangible, cease-use accrual and operating expenses related to legacy TWPG issues (primarily market data service fees, professional fees and litigation costs).

[2] Quarterly results compare non-GAAP results for the quarter ended December 31, 2010 to non-GAAP results for the quarter ended September 30, 2010 and to GAAP results for the year-ago period.

Sources of Revenues

STIFEL FINANCIAL

	Quarter Ended					Year Ended		
($ in thousands)	12/31/10	12/31/09	% Change	9/30/10	% Change	12/31/10	12/31/09	% Change
Revenues								
Principal transactions	$ 89,996	$ 116,410	(22.7%)	$ 123,194	(26.9%)	$ 453,533	$ 458,188	(1.0%)
Commissions	139,605	99,285	40.6%	96,986	43.9%	445,260	345,520	28.9%
Investment banking	90,975	50,545	80.0%	51,656	76.1%	218,104	125,807	73.4%
Asset mgt and service fees	57,042	39,091	45.9%	50,876	12.1%	193,159	117,357	64.6%
Other	10,497	2,990	251.1%	3,656	187.1%	19,865	9,138	117.3%
Total operating revenues	388,115	308,321	25.9%	326,368	18.9%	1,329,911	1,056,010	25.9%
Interest revenue	18,307	15,078	21.4%	17,718	3.3%	65,326	46,860	39.4%
Total revenues	406,422	323,399	25.7%	344,086	18.1%	1,395,237	1,102,870	26.5%
Interest expense	4,823	3,932	22.7%	3,698	30.4%	13,211	12,234	8.0%
Net revenues	$ 401,599	$ 319,467	25.7%	$ 340,388	18.0%	$ 1,382,026	$ 1,090,636	26.7%

Principal Transactions Revenues

STIFEL FINANCIAL

($ in thousands)	Quarter Ended 12/31/10	12/31/09	% Change	9/30/10	% Change	Year Ended 12/31/10	12/31/09	% Change
Taxable debt	$ 46,924	$ 66,210	(29.1%)	$ 60,208	(22.1%)	$ 231,930	$ 292,400	(20.7%)
Municipal debt	18,520	16,102	15.0%	20,091	(7.8%)	75,484	65,962	14.4%
Equities	11,396	21,113	(46.0%)	27,429	(58.5%)	90,739	60,313	50.4%
Other	13,156	12,985	1.3%	15,466	(14.9%)	55,380	39,513	40.2%
	$ 89,996	$ 116,410	(22.7%)	$ 123,194	(26.9%)	$ 453,533	$ 458,188	(1.0%)

Investment Banking Revenues

STIFEL FINANCIAL

($ in thousands)	Quarter Ended 12/31/10	12/31/09	% Change	9/30/10	% Change	Year Ended 12/31/10	12/31/09	% Change	12/31/08	% Change
Capital raising	$ 50,404	$ 34,498	46.1%	$ 28,593	76.3%	$ 135,898	$ 76,563	77.5%	$ 45,205	69.4%
Advisory	40,571	16,047	152.8%	23,063	75.9%	82,206	49,244	66.9%	38,505	27.9%
	$ 90,975	$ 50,545	80.0%	$ 51,656	76.1%	$ 218,104	$ 125,807	73.4%	$ 83,710	50.3%

TWPG Merger-Related Expenses

STIFEL FINANCIAL

($ in thousands)	Quarter Ended 6/30/10 Estimate	6/30/10 Actual	9/30/10 Estimate	9/30/10 Actual	12/31/10 Estimate	12/31/10 Actual	3/31/11 Estimate
Operating expenses:							
Compensation and benefits	$ 3,100	$ 3,100	$ 177,050	$ 183,176 (1)	$ 700	$ (242)	-
Non-comp operating expenses	1,900	1,900	12,800	8,495	10,000	8,616 (2)	5,000 (3)
Total operating expenses	$ 5,000	$ 5,000	$ 189,850	$ 191,671	$ 10,700	$ 8,374	$ 5,000
After-tax impact	$ 3,000	$ 3,000	$ 113,910	$ 113,975	$ 6,420	$ 5,924	$ 3,000
Impact to diluted EPS (net of tax)	$ (0.09)	$ (0.09)	$ (2.68) (2)	$ (2.77)	$ (0.15) (2)	$ (0.14)	$ (0.07) (4)

(1) Includes non-cash compensation expense related to the modification of our deferred compensation plan of $179.5 million ($167.7 million of unit expense and $11.8 million of optional investment awards) and other merger-related expenses.

(2) Includes non-compensation expense related to a cease-use accrual and operating expenses related to legacy TWPG issues (primarily market data service fees, professional fees and litigation costs).

(3) Estimated non-comp operating expenses for the quarter ended March 31, 2011 is a revised estimate compared to the $2.0 million previously disclosed in our November 11, 2010 presentation and is the result of unplanned merger-related expenses that will carry over into the first quarter of 2011. In addition to the above estimate, we may incur an additional $8.0 to $10.0 million in occupancy costs related to abandonment of certain leased property as a result of our continued integration efforts.

(4) Calculated using an effective tax rate of 40% and fully-diluted shares outstanding of 42.5 million.

Stifel Financial Corp. Results

STIFEL FINANCIAL

Year ended December 31, 2010

($ in thousands, except per share amounts)	Year Ended December 31, 2010 GAAP	Merger-Related Charges [1]	Non-GAAP	Year Ended 12/31/09	% Change[2]
Net revenues	$1,382,026	$ 2,126	$ 1,384,152	$ 1,090,636	26.9%
Compensation and benefits	1,056,202	(186,053)	870,149	718,115	21.2%
Non-comp operating expenses	326,053	(19,021)	307,032	252,107	21.8%
Total non-interest expenses	1,382,255	(205,074)	1,177,181	970,222	21.3%
Income/(loss) before income taxes/(benefit)	(229)	207,200	206,971	120,414	71.9%
Provision for income taxes/(benefit)	(2,136)	84,347	82,211	44,616	84.3%
Net income	$ 1,907	$ 122,853	$ 124,760	$ 75,798	64.6%
Earnings per share:					
Basic	$ 0.06		$ 3.80	$ 2.68	41.8%
Diluted	$ 0.05		$ 3.21	$ 2.35	36.6%
Ratios to net revenues:					
Compensation and benefits	76.4%		62.9%	65.8%	
Non-comp operating expenses	23.6%		22.1%	23.2%	
Income/(loss) before income taxes/(benefit)	0.0%		15.0%	11.0%	

[1] Merger-related charges consist primarily of: amortization of backlog intangible, non-cash deferred compensation expense recorded in the third quarter, cease-use accrual and operating expenses related to legacy TWPG issues.

[2] Results compare non-GAAP results for the year ended December 31, 2010 to GAAP results for the year-ago period.

Global Wealth Management

STIFEL FINANCIAL

($ in thousands)	Quarter Ended 12/31/10	12/31/09	% Change	9/30/10	% Change	Year Ended 12/31/10	12/31/09	% Change
Commissions	$ 92,558	$ 75,584	22.5%	$ 69,875	32.5%	$ 321,541	$ 234,052	37.4%
Principal transactions	58,520	54,136	8.1%	62,785	(6.8%)	239,851	194,384	23.4%
Asset management & service fees	56,953	38,836	46.7%	50,449	12.9%	192,073	116,818	64.4%
Net interest	10,277	9,065	13.4%	12,017	(14.5%)	44,834	27,188	64.9%
Investment banking	5,015	5,730	(12.5%)	6,957	(27.9%)	22,768	14,906	52.7%
Other income	13,101	2,712	383.1%	5,401	142.6%	22,202	8,626	157.4%
Net revenues	236,424	186,063	27.1%	207,484	13.9%	843,269	595,974	41.5%
Compensation and benefits	136,009	116,988	16.3%	119,100	14.2%	503,456	370,157	36.0%
Non-comp operating expenses	37,698	34,749	8.5%	36,677	2.8%	145,790	121,118	20.4%
Total non-interest expenses	173,707	151,737	14.5%	155,777	11.5%	649,246	491,275	32.2%
Income before income taxes	$ 62,717	$ 34,326	82.7%	$ 51,707	21.3%	$ 194,023	$ 104,699	85.3%
Ratios to net revenues:								
Compensation and benefits	57.5%	62.9%		57.4%		59.7%	62.1%	
Non-comp operating expenses	16.0%	18.7%		17.7%		17.3%	20.3%	
Income before income taxes	26.5%	18.4%		24.9%		23.0%	17.6%	

Stifel Bank & Trust

STIFEL FINANCIAL

An Operating Unit of GWM

	Quarter Ended					Year Ended		
($ in thousands)	**12/31/10**	12/31/09	**% Change**	9/30/10	**% Change**	**12/31/10**	12/31/09	**% Change**
Net revenues:								
Interest	**9,287**	7,888	**17.7%**	9,601	**(3.3%)**	**35,146**	20,283	**73.3%**
Other income	**3,553**	1,828	**94.4%**	1,924	**84.7%**	**8,652**	4,736	**82.7%**
Total revenues	**12,840**	9,716	**32.2%**	11,525	**11.4%**	**43,798**	25,019	**75.1%**
Interest expense	**3,076**	2,044	**50.5%**	1,378	**123.2%**	**5,188**	4,649	**11.6%**
Total net revenues	**9,764**	7,672	**27.3%**	10,147	**(3.8%)**	**38,610**	20,370	**89.5%**
Compensation and benefits	**1,447**	964	**50.1%**	739	**95.8%**	**4,251**	2,866	**48.3%**
Non-comp operating expenses	**2,493**	1,171	**112.9%**	3,280	**(24.0%)**	**13,853**	6,353	**118.1%**
Total non-interest expenses	**3,940**	2,135	**84.5%**	4,019	**(2.0%)**	**18,104**	9,219	**96.4%**
Income before income taxes	**$ 5,824**	$ 5,537	**5.2%**	$ 6,128	**(5.0%)**	**$ 20,506**	$ 11,151	**83.9%**
Ratios to net revenues:								
Compensation and benefits	**14.8%**	12.6%		7.3%		**11.0%**	14.1%	
Non-comp operating expenses	**25.5%**	15.3%		32.3%		**35.9%**	31.2%	
Efficiency ratio [1]	**37.9%**	38.1%		40.1%		**45.7%**	42.3%	
Income before income taxes	**59.6%**	72.1%		60.4%		**53.1%**	54.7%	

[1] Non-interest expenses less the provision for loan losses as a percentage of net revenues.

Institutional Group Results

STIFEL FINANCIAL

($ in thousands)	Quarter Ended 12/31/10	12/31/09	% Change	9/30/10	% Change	Year Ended 12/31/10	12/31/09	% Change
Principal transactions	$ 35,564	$ 62,275	(42.9%)	$ 60,408	(41.1%)	$ 217,770	$ 263,804	(17.5%)
Commissions	47,047	23,701	98.5%	27,111	73.5%	123,719	111,469	11.0%
Investment banking	81,583	44,815	82.0%	45,638	78.8%	191,898	110,901	73.0%
Other income [1]	1,708	2,514	(32.1%)	4,886	(65.0%)	8,452	7,918	6.7%
Net revenues	165,902	133,305	24.5%	138,043	20.2%	541,839	494,092	9.8%
Compensation and benefits	94,300	73,584	28.2%	82,147	14.8%	315,329	287,835	9.6%
Non-comp operating expenses	27,946	21,905	27.6%	28,242	(1.0%)	96,975	77,124	25.7%
Total non-interest expenses	122,246	95,489	28.0%	110,389	10.7%	412,304	364,959	13.0%
Income before income taxes	$ 43,656	$ 37,816	15.4%	$ 27,654	57.9%	$ 129,535	$ 129,133	0.3%
Ratios to net revenues:								
Compensation and benefits	56.8%	55.2%		59.5%		58.2%	58.3%	
Non-comp operating expenses	16.9%	16.4%		20.5%		17.9%	15.6%	
Income before income taxes	26.3%	28.4%		20.0%		23.9%	26.1%	

[1] Includes net interest and other income.

Statement of Financial Condition

STIFEL FINANCIAL

As of December 31, 2010

Total Assets ($ in millions)



$5,000
$4,000
$3,000
$2,000
$1,000
$0
$382
$842
$1,085
$1,499
$1,558
$3,167
$4,213
2004
2005
2006
2007
2008
2009
2010

Total Capitalization ($ in millions)



$1,500
$1,200
$900
$600
$300
$0
$166
$35
$131
$225
$70
$155
$290
$70
$220
$520
$95
$425
$676
$83
$593
$956
$83
$873
$1,337
$83
$1,254
2004
2005
2006
2007
2008
2009
2010
Trust Preferred Securities
Stockholders Equity

Leverage Ratio



4.0x
3.0x
2.0x
1.0x
0.0x
2.3x
3.7x
3.7x
2.9x
4.4x
2.7x
2.3x
6.5x
1.9x
3.3x
11.1x
2.4x
3.2x
13.0x
2.0x
2004
2005
2006
2007
2008
2009
2010

Book Value Per Share



$40
$35
$30
$25
$20
$15
$10
$5
$0
$9.02
$10.21
$12.35
$18.36
$22.68
$28.86
$36.62
2004
2005
2006
2007
2008
2009
2010

Other Financial Data

	As of 12/31/10	As of 12/31/09	% Change	As of 9/30/10	% Change
Total assets (000s):					
Stifel Nicolaus & Stifel Financial	$ 2,439,395	$ 2,025,348	20.4%	$ 2,614,225	(6.7%)
Stifel Bank	1,773,720	1,142,008	55.3%	1,516,489	17.0%
Total assets	$ 4,213,115	$ 3,167,356	33.0%	$ 4,130,714	2.0%
Total shareholders' equity (000s):					
Stifel Nicolaus & Stifel Financial	$ 1,117,229	$ 770,499	45.0%	$ 1,093,193	2.2%
Stifel Bank	136,654	102,947	32.7%	119,321	14.5%
Total shareholders' equity	$ 1,253,883	$ 873,446	43.6%	$ 1,212,514	3.4%
Leverage ratio:					
Stifel Nicolaus & Stifel Financial	2.0	2.4	(14.4%)	2.2	(8.6%)
Stifel Bank	13.0	11.1	17.0%	12.7	2.1%
Total levereage ratio	3.2	3.3	(4.8%)	3.2	(1.2%)
Book value per share	$ 36.62	$ 28.86	26.9%	$ 35.52	3.1%
Financial advisors [1]	1,935	1,885	2.7%	1,920	0.8%
Full-time associates	4,906	4,434	10.6%	4,868	0.8%
Locations	312	294	6.1%	311	0.3%
Total client assets (000's)	$ 110,593,000	$ 91,342,000	21.1%	$ 100,289,000	10.3%

[1] Includes all retail Financial Advisors.

V. Conclusion

Looking Forward

We See Opportunity

Stifel is well-positioned in the current market to take advantage of opportunities:

- Dislocation creating opportunity for market share gains
- Ability to add talented professionals
- Expand Fixed Income / High Yield
- Evolving regulatory framework (Stifel is already regulated by the Fed)
- Expand traditional Asset Management capabilities
- Strong balance sheet